Deckers Brands Appoints a New Independent Director to its Board of Directors

Goleta, California (February 25, 2020) – Deckers Brands (NYSE: DECK), a global leader in designing, marketing and distributing innovative footwear, apparel and accessories, today announced the appointment of Juan R. Figuereo to its Board of Directors effective March 1, 2020.

Mr. Figuereo served as the executive vice president and chief financial officer of Revlon, Inc., a manufacturer and marketer of beauty and personal care products, from 2016 to 2017.  From 2012 to 2015, he served as executive vice president and chief financial officer of NII Holdings, Inc., a wireless communication services provider under the Nextel brand. From 2009 to 2012 Mr. Figuereo served as executive vice president and chief financial officer of Newell Brands, Inc., a global marketer of consumer and commercial products, and from 2007 to 2009 he served as executive vice president and chief financial officer of Cott Corporation. Mr. Figuereo has also served in senior management positions at Walmart Inc. and PepsiCo, Inc. Mr. Figuereo currently serves as a director and chair of the audit committee at PVH Corp., a Fortune 500 apparel company with iconic brands such as Calvin Klein and Tommy Hilfiger in its portfolio, and as a venture partner with Ocean Azul Partners, an early-stage investments fund based in South Florida. He is a member of the National Association of Corporate Directors. Mr. Figuereo holds a Bachelor of Business Administration degree from Florida International University.

“I am excited to join the Deckers Board of Directors,” said Mr. Figuereo. “I look forward to the opportunity to contribute my expertise to this dynamic portfolio of brands, as they continue to drive their key strategies and engage with consumers around the world.”

About Deckers Brands

Deckers Brands is a global leader in designing, marketing and distributing innovative footwear, apparel and accessories developed for both everyday casual lifestyle use and high performance activities. The Company’s portfolio of brands includes UGG®, Koolaburra®, HOKA ONE ONE®, Teva® and Sanuk®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has over 40 years of history building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding our marketplace strategies and the future of our brands. We have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “could,” “estimate,” “expected,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are described in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2019, as well as in our other filings with the Securities and Exchange Commission.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

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Investor Contact:
Erinn Kohler | VP, Investor Relations & Corporate Planning | Deckers Brands | 805.967.7611